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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 24, 2006

                               GLOBAL PARTNERS LP
             (Exact name of registrant as specified in its charter)

            Delaware                   001-32593               74-3140887
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                                  P.O. Box 9161
                                800 South Street
                        Waltham, Massachusetts 02454-9161
                    (Address of Principal Executive Offices)

                                 (781) 894-8800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.      REGULATION FD DISCLOSURE

         On October 24, 2006, Global Partners LP (the "Partnership") issued a press release announcing that its Board of Directors declared a quarterly cash distribution of $0.4450 per unit for the period from July 1, 2006 through September 30, 2006 ($1.78 per unit on an annualized basis). On November 14, 2006, the Partnership will pay a cash distribution to its common and subordinated unitholders of record as of the close of business November 3, 2006. This distribution represents an increase of 1.7% compared to the August 2006 distribution of $0.4375 per unit and of 7.9% since the Partnership's September 2005 initial public offering. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein in its entirety.

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed to be "filed" for purposes of
Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

       (d)      Exhibit
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       99.1     Global Partners LP Press Release dated October 24, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               GLOBAL PARTNERS LP
                                               By: Global GP LLC,
                                                   its general partner


Dated: October 24, 2006                        By: /s/ Edward J. Faneuil
                                                   -----------------------------
                                                   Executive Vice President,
                                                   General Counsel and Secretary

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                                  EXHIBIT INDEX
EXHIBIT
NUMBER    DESCRIPTION
-------   -------------------------------------------------------
99.1      Global Partners LP Press Release dated October 24, 2006